SSGA Active Trust

SPDR® DoubleLine ® Emerging Markets Fixed Income ETF

SPDR DoubleLine Short Duration Total Return Tactical ETF

(each, a “Fund”)

Supplement dated May 1, 2019

to the Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”)

each dated October 31, 2018, as may be supplemented from time to time

Effective May 6, 2019, the number of Fund Shares required for a Creation Unit of each Fund has changed from 50,000 to 25,000. As a result, as of May 6, 2019, all references in the Summary Prospectuses, Prospectus and SAI to the number of Fund Shares required for a Creation Unit of a Fund are updated accordingly.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

05012019SSATSUP2